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                 SECOND AMENDED AND RESTATED SERVICES AGREEMENT

         THIS SECOND AMENDED AND RESTATED SERVICES AGREEMENT (this "Agreement"), dated as of May 4, 2004, is entered into among BUCKEYE PIPE LINE COMPANY LLC, a Delaware limited liability company (the "General Partner"), BUCKEYE MANAGEMENT COMPANY LLC, a Delaware limited liability company ("BMC"), and BUCKEYE PIPE LINE SERVICES COMPANY, a Pennsylvania corporation (the "Provider").

                                   WITNESSETH:

         WHEREAS, pursuant to Section 266 of the Delaware General Corporation Law and Section 18-214 of the Delaware Limited Liability Company Act, the General Partner and BMC converted as of the date of this Agreement from Delaware corporations into Delaware limited liability companies;

         WHEREAS, the parties hereto were parties to that certain Services Agreement, dated as of August 12, 1997 (the "Original Agreement");

         WHEREAS, the parties hereto amended and restated the Original Agreement as of April 24, 2002 (as so amended and restated, the "Prior Agreement");

         WHEREAS, the parties to the Prior Agreement desire to amend and restate the Prior Agreement in its entirety to clarify the circumstances under which the Service Term (as defined herein) shall terminate;

         WHEREAS, the General Partner owns an approximate 1% general partnership interest in, and serves as sole general partner of, Buckeye Partners, L.P., a publicly traded Delaware limited partnership (the "Partnership");

         WHEREAS, the General Partner owns a 1% general partnership interest in, and serves as sole general partner of, Buckeye Pipe Line Company, L.P., Buckeye Pipe Line Company of Michigan, L.P., Buckeye Pipe Line Holdings, L.P., Everglades Pipe Line Company, L.P., and Laurel Pipe Line Company, L.P., each a Delaware limited partnership (together, the "Operating Partnerships"), and the Partnership owns a 99% limited partnership interest in each such entity (except Buckeye Pipe Line Company of Michigan, L.P., which is owned 98.01% by Laurel Pipe Line Company, L.P. and 1.99% by the General Partner);

         WHEREAS, pursuant to the Contribution, Assignment and Assumption Agreement, dated as of December 31, 1998 (the "Assignment Agreement"), BMC assigned certain assets, including its approximate 1% general partnership interest in the Partnership, to the General Partner; and

         WHEREAS, the General Partner and BMC desire that the Provider continue to provide certain services to the Partnership and the Operating Partnerships in accordance with the terms set forth below.

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         NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

                                    ARTICLE I

                           Appointment of the Provider

         The General Partner and BMC hereby appoint the Provider to provide certain services in connection with the operation of the business of the Partnership and the Operating Partnerships, subject to the control and oversight of the General Partner and BMC, and the Provider accepts its appointment by the General Partner and BMC.

                                   ARTICLE II

                                Term of Agreement

         The term of this Agreement (the "Service Term") commenced on the date of the Original Agreement and shall continue until all principal, interest and premium is paid in full under the Amended and Restated Note Agreement, dated as of August 12, 1997, among the BMC Acquisition Company Employee Stock Ownership Plan (now known as the Buckeye Pipe Line Services Company Employee Stock Ownership Plan) (the "ESOP"), The Prudential Insurance Company of America and Pruco Life Insurance Company (the "Note Agreement") and under any agreements or instruments (each, a "Successor Note Agreement") setting forth the terms of, or evidencing, any indebtedness incurred by the ESOP in order to refinance any of the principal, interest or premium outstanding under the Note Agreement or any preceding Successor Note Agreement, unless earlier terminated (i) by the General Partner for Cause or (ii) by the General Partner in the event that the General Partner is removed as general partner of the Partnership for any reason. For purposes of this Agreement, "Cause" shall mean the failure of the Provider to comply with the terms and conditions set forth in this Agreement or to follow the lawful directives of the General Partner or BMC in connection with the performance by the Provider of its duties and responsibilities under this Agreement, as determined by the nonmanagement directors of the Board of Directors of the General Partner in their sole discretion.

                                  ARTICLE III

                   Duties and Responsibilities Of the Provider

         3.1 Duties and Responsibilities. During the Service Term, the Provider shall perform such duties and responsibilities as are necessary or appropriate to conduct the day-to-day business operations of the Partnership and the Operating Partnerships and as are assigned to the Provider by the General Partner or BMC. The General Partner or BMC may from time to time expand, limit or otherwise modify the duties and responsibilities of the Provider by timely notice to the Provider in writing. All activities of the Provider under this Agreement shall be performed under the direct supervision of the General Partner or BMC.

         3.2 Employees. As of the date of the Original Agreement, the Provider employed all employees then employed by the General Partner as employees at will, and offered such

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employees compensation substantially the same as their then current compensation from the General Partner, subject to annual compensation adjustments in the ordinary course of business. The Provider assumed all liabilities and acquired all assets in connection with all current employee benefit plans for the benefit of such employees, including, without limitation, sponsorship of the ESOP. The Provider granted each such employee credit for service with the General Partner for all purposes under such employee benefits plans.

         3.3 Officers and Directors. During the Service Term, the persons serving as the officers and as the Independent Director (as defined in the Articles of Incorporation of the Provider) of the Provider shall be subject to the approval of the General Partner, such approval not to be unreasonably withheld and to be deemed given in the absence of an objection by the General Partner.

         3.4 Equitable Relief. The Provider acknowledges that the provisions of
Section 3.3 are, in view of the nature of this transaction, reasonable and necessary to protect the legitimate interests of the General Partner, BMC, the Partnership and the Operating Partnerships, and that any violation of any provision of that Section will result in irreparable injury to the General Partner, BMC, the Partnership and the Operating Partnerships. The Provider also acknowledges that in the event of any such violation, the General Partner and BMC shall be entitled to preliminary and permanent injunctive relief without the necessity of proving actual damages, and to an equitable accounting of all earnings, profits and other benefits arising from any such violation, which rights shall be cumulative and in addition to any other rights or remedies to which the General Partner or BMC may be entitled. The Provider agrees that in the event of any such violation, an action may be commenced for any such preliminary and permanent injunctive relief and other equitable relief in the United States District Court for the Eastern District of Pennsylvania or the state court of competent jurisdiction sitting in Delaware County or in Lehigh County, Pennsylvania or in any other court of competent jurisdiction. The Provider hereby waives, to the fullest extent permitted by law, any objection that the Provider may now or hereafter have to such jurisdiction or to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that such suit, action or proceeding has been brought in an inconvenient forum. The Provider agrees that effective service of process may be made upon the Provider under the notice provisions contained in Section 8.2 of this Agreement.

         3.5 Survival of Covenants. Sections 3.3 and 3.4 shall survive the termination of this Agreement.

                                   ARTICLE IV

                                    Insurance

         The General Partner shall include the Provider as an additional insured under all liability insurance policies maintained by the General Partner. Such policies shall indemnify the Provider and its officers, directors and employees against covered claims and expenses which may be incurred by the Provider and its officers, directors and employees in connection with the activities of the Partnership or the Operating Partnerships in accordance with the terms of such policies.

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                                   ARTICLE V

                                  Services Fee

         The General Partner and BMC shall pay the Provider a fee for performing its duties and responsibilities under this Agreement equal to the reasonable costs and expenses incurred by the Provider which are directly or indirectly related to the business or activities of the Partnership and the Operating Partnerships, respectively (including, without limitation, (i) any amounts related to the payment of taxes when due related to the business of the Partnership or the Operating Partnerships or to the ESOP, (ii) any top-up contribution (as defined in the Second Amended and Restated Exchange Agreement, dated as of May 4, 2004, by and among the General Partner, BMC, the Partnership, the Operating Partnerships and Glenmoor LLC (the "Exchange Agreement"), and
(iii) any collateral coverage deposit (as defined in the Exchange Agreement), provided, however, that any collateral coverage deposits that are later withdrawn by the Provider shall only be used to satisfy obligations of the General Partner and BMC to pay for services hereunder), and the General Partner shall reimburse the Provider for all costs and expenses incurred by the Provider in connection with the formation, capitalization, business or other activities of the Provider pursuant to this Agreement. Except as set forth in the preceding sentence, the Provider will not have the right to receive any other compensation for performing its duties and responsibilities under this Agreement.

                                   ARTICLE VI

                                 Indemnification

         The General Partner and BMC shall jointly and severally indemnify, protect and hold the Provider and its affiliates harmless from any and all claims, demands, suits or actions (including attorneys' fees and expenses) which may be asserted against the Provider arising out of the performance of services pursuant to this Agreement or otherwise in connection with the Partnership or the Operating Partnerships; provided that the Provider or such affiliate seeking indemnification acted in good faith and the act or omission which is the basis of such claim, demand, suit or action does not involve the gross negligence or willful misconduct of the Provider or such affiliate.

                                  ARTICLE VII

                      No Interest Conveyed to the Provider

         This Agreement is a services agreement only and does not convey to the Provider any right, title or interest in or to any assets of the Partnership or the Operating Partnerships. This Agreement is not intended to form a joint venture or a partnership.

                                  ARTICLE VIII

                               General Provisions

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         8.1 Third Party Beneficiary. The Partnership and the Operating
Partnerships shall be deemed third party beneficiaries of the duties and responsibilities of the Provider under this Agreement and shall have the right as such to enforce this Agreement directly against the Provider; however, there shall be no other third party beneficiaries to this Agreement.

         8.2 Notices. All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be delivered personally, sent by telecopier, by first class mail or by a nationally recognized overnight courier, postage prepaid. All such notices, requests, demands and other communications shall be addressed to the respective parties at the addresses set forth below, or to such other address or person as any party may designate by notice to the other parties in accordance herewith:

         If to the General Partner:           Buckeye Pipe Line Company LLC
                                              Five Radnor Corporate Center
                                              Suite 500
                                              100 Matsonford Road
                                              Radnor, PA 19087
                                              Attn: President
                                              Telecopier No.: (610) 254-4625

         If to BMC:                           Buckeye Management Company LLC
                                              Five Radnor Corporate Center
                                              Suite 500
                                              100 Matsonford Road
                                              Radnor, PA 19087
                                              Attn: President
                                              Telecopier No.: (610) 254-4625

         In either case, with a copy to:      Morgan, Lewis & Bockius LLP
                                              1701 Market Street
                                              Philadelphia, PA 19103-2921
                                              Attn: Howard L. Meyers
                                              Telecopier No.: (215) 963-5001

         If to the Provider:                  Buckeye Pipe Line Services Company
                                              5002 Buckeye Road
                                              Emmaus, PA 18049
                                              Attn: President
                                              Telecopier No.: (610) 770-4549

         With a copy to:                      LaSalle Bank, National Association
                                              135 South LaSalle Street
                                              Chicago, IL  60674
                                              Attn: Corporate Trust Department
                                              Telecopier No.: (312) 904-2446

                                              and

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                                              Jenkens & Gilchrist
                                              225 W. Washington Street
                                              Suite 2600
                                              Chicago, IL 60606-3418
                                              Attn: David Ackerman, Esquire
                                              Telecopier No.: (312) 425-3909

         8.3 Headings. All article or section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof.

         8.4 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors but shall not be assignable except upon the consent in writing of the parties hereto.

         8.5 Integration. This Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

         8.6 Waiver and Amendment. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or of any other covenant, duty, agreement or condition. Any amendment to this Agreement shall be effective only if in a writing signed by each of the parties hereto.

         8.7 Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the parties hereto.

         8.8 Severability. If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions hereof, or of such provision in other respects, shall not be affected thereby.

         8.9 Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

                        [signatures follow on next page]

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        IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

                                    BUCKEYE PIPE LINE COMPANY LLC

                                    By: /s/ Stephen C. Muther
                                       -----------------------------------------
                                    Name: Stephen C. Muther
                                    Title: Sr.Vice President - Administration,
                                    General Counsel and Secretary

                                    BUCKEYE MANAGEMENT COMPANY LLC

                                    By: /s/ Stephen C. Muther
                                       -----------------------------------------
                                    Name: Stephen C. Muther
                                    Title: Sr.Vice President - Administration,
                                    General Counsel and Secretary

                                    BUCKEYE PIPE LINE SERVICES COMPANY

                                    By: /s/ Stephen C. Muther
                                       -----------------------------------------
                                    Name: Stephen C. Muther
                                    Title: Sr.Vice President - Administration,
                                    General Counsel and Secretary

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